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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 7, 2006

                             SECURED SERVICES, INC.

             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                    001-12536                11-2964894
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)

                      11490 COMMERCE PARK DRIVE, SUITE 240
                             RESTON, VIRGINIA 20191
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 964-3160
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

J.H. Cohn LLP ("J.H. COHN"), the independent registered public accounting firm that was engaged as the principal accountant to audit the consolidated financial statements of Secured Services, Inc. (the "COMPANY"), advised the Company and the Company's audit committee that it was resigning as the Company's independent auditors effective immediately.

J.H. Cohn's report on the Company's financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. J.H. Cohn has not issued its report on the Company's financial statements for the fiscal year ended December 31, 2005, because of the uncertainty as to whether the Company will be able to continue as a going concern, as further discussed below.

During the Company's fiscal years ended December 31, 2004 and 2005, and through the effective date of J.H. Cohn's resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B under the Securities Act of 1933.

The Company has provided J.H. Cohn with a copy of this Form 8-K and has requested that J.H. Cohn furnish it with a letter addressed to the Securities and Exchange Commission stating whether J.H. Cohn agrees with the statements made herein. J.H. Cohn's letter of resignation, dated June 7, 2006, is attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS.

As previously announced, the Company has been seeking additional long-term financing. To date, those efforts have not been successful. Accordingly, the Company is considering its alternatives, including refinancing, restructuring or settling its outstanding indebtedness and other credit obligations, significant expense reductions, and a possible sale of a portion of its assets or operations. The Company must be success in achieving one or more of the above objectives in order to continue as a going concern.

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CAUTIONARY STATEMENT:

In addition to the historical information contained in this Form 8-K, this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties.

These forward looking statements include, without limitation, statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. Such forward-looking statements will have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Such factors include, among others: the Company's need to raise additional capital on a timely basis to fund its operating requirements; any adverse impact on the Company from the furlough of its employees; any adverse impact on the Company from the risk that vendors will refuse to do business with the Company; any impact of the Company's inability to raise additional operating funds on favorable terms, or at all; the Company's ability to enter into a financing or sale transaction; the volatility of the Company's stock price; the Company's potential inability to maintain business relationships with its distributors and suppliers; and other risk factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and in the Company's other public filings with the Securities and Exchange Commission.


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The  Company  assumes no  obligation  to update any  forward-looking  statements contained herein. The Company's expectations and the events, conditions and circumstances on which these forward-looking statements are based may change.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements of Businesses Acquired: Not Applicable

            (b)   Pro Forma Financial Information: Not Applicable

            (c)   Exhibits.

                  EXHIBIT NO.       DESCRIPTION

                  99.1 Letter of Resignation from J.H. Cohn LLP to Dale Quick, Chief Executive Officer of Secured Services, Inc., dated June 7, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SECURED SERVICES, INC.

                                      By:   /s/ Dale Quick
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                                           Dale Quick
                                           Chief Executive Officer

                                      Date:  June 30, 2006